STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	15
Beginning Date of Collection Period	22-Sep-03
End Date of Collection Period	19-Oct-03
Payment Date	20-Oct-03
Previous Payment Date	22-Sep-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	36,225,940.43
Principal Collections	30,657,455.34
Interest Collections (net of servicing fee and principal recoveries)	5,272,452.55
Servicing Fee	295,843.54
Principal Recoveries	189.00
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	36,225,940.43
Interest Paid to Notes	657,943.70
Principal Paid to Notes	31,070,026.29
Transferor - pursuant to 5.01 (a) (xii)	4,202,126.90
Servicing Fee	295,843.54

Balance Reconciliation

Beginning Pool Balance	710,024,504.15
Principal Collections (including repurchases)	30,657,455.34
Losses	412,570.95
Ending Pool Balance	678,954,477.86

Collateral Performance
Cash Yield (% of beginning balance)	9.41%
Loss Rate (net of principal recoveries; % of beginning balance)	0.70%
Net Yield	8.71%
Cumulative Losses (% of original pool balance)	0.17%
Delinquent Loans
One Payment Principal Balance of loans	36,906,703.72
One Payment Number of loans	336
Two Payments Principal Balance of loans	10,302,667.95
Two Payments Number of loans	96
Three+ Payments Principal Balance of loans	46,385,900.71
Three+ Payments Number of loans	438

Two+ Payments Delinquency Percentage	8.35%
Two+ Payments Rolling Average	7.63%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	6,025
Number outstanding end of period	5,805
Number of REO	61
Principal Balance of REO	6,361,469.04

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	4,202,126.90
Principal Payment Amount	30,657,455.34
Principal Collections	30,657,455.34
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.42000%
Class A Note Rate	1.42000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	9.81168%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	30.165766
2. Principal Payment per $1,000	29.562150
3. Interest Payment per $1,000	0.603616

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.42000%
2. Days in Accrual Period	28

3. Class A Interest Due	538,902.85
4. Class A Interest Paid	538,902.85
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	487,940,210.17
2. Class A Principal Due	26,392,821.21
3. Class A Principal Paid	26,392,821.21
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	461,547,388.96

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.5169714
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6797914

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	30.314544
2. Principal Payment per $1,000	29.562150
3. Interest Payment per $1,000	0.752395

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	28

3. Class M Interest Due	119,040.85
4. Class M Interest Paid	119,040.85
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	86,470,347.80
2. Class M Principal Due	4,677,205.08
3. Class M Principal Paid	4,677,205.08
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	81,793,142.72

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.5169714
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1204693